Exhibit 99.2

STATE STREET CORPORATION
Earnings Release Addendum
September 30, 2012

Table of Contents

GAAP-Basis Financial Information	Page

Consolidated Financial Highlights	1

Consolidated Financial Results - quarters ended September 30, 2012, June 30, 2012 and September 30, 2011 and nine months ended September 30, 2012 and 2011	3

Consolidated Statement of Condition	4

Assets Under Custody and Administration, Assets Under Custody and Assets Under Management	5

Operating-Basis Financial Information

Reconciliations of Operating-Basis Financial Information - quarters ended September 30, 2012, June 30, 2012 and September 30, 2011	6

Reconciliations of Operating-Basis Financial Information - nine months ended September 30, 2012 and 2011	8

Capital

Regulatory Capital - September 30, 2012 and December 31, 2011	10

Capital Reconciliations - September 30, 2012 and December 31, 2011	11

Basel III Capital Reconciliation - September 30, 2012	12

This financial information should be read in conjunction with State Street's earnings news release dated October 16, 2012.

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STATE STREET CORPORATION
Earnings Release Addendum

CONSOLIDATED FINANCIAL HIGHLIGHTS
September 30, 2012

	Quarters Ended			% Change
(Dollars in millions, except per share amounts or where otherwise noted)	September 30, 2012	June 30, 2012	September 30, 2011	Q3 2012 vs. Q2 2012	Q3 2012 vs. Q3 2011
Revenue:
Fee revenue	$1,719	$1,778	$1,844	(3)%	(7)%
Net interest revenue(1)	619	672	578	(8)	7
Net gains (losses) from sales of investment securities(2)	24	(14)	15
Net losses from other-than-temporary impairment	(6)	(13)	(10)
Total revenue	2,356	2,423	2,427	(3)	(3)
Provision for loan losses	—	(1)	—
Expenses:
Expenses from operations	1,664	1,728	1,713	(4)	(3)
Claims resolution(3)	(362)	—	—
Litigation settlement costs and other(4)	85	7	—
Acquisition and restructuring costs	28	37	85
Income tax expense(5)	267	162	74
Net income	674	490	555	38	21
Net income available to common shareholders	654	480	543
Diluted earnings per common share	1.36	.98	1.10	39	24
Average diluted common shares outstanding (in thousands)	480,010	488,518	494,780
Cash dividends declared per common share	$.24	$.24	$.18
Closing price per share of common stock (at quarter end)	41.96	44.64	32.16
Ratios:
Return on average common equity	13.3%	10.0%	11.2%
Net interest margin, fully taxable-equivalent basis	1.53	1.72	1.56
Tier 1 risk-based capital	19.8	19.9	17.9
Total risk-based capital	21.3	21.5	19.5
Tier 1 leverage	7.6	7.7	7.8
Tier 1 common to risk-weighted assets(6)	17.8	17.9	16.0
Tangible common equity to tangible assets(6)	7.6	7.2	7.0
At Quarter End:
Assets under custody and administration(7) (in trillions)	$23.44	$22.42	$21.51
Assets under management (in trillions)	2.07	1.91	1.86

(1) Included discount accretion related to former conduit securities of $40 million, $74 million and $46 million for the quarters ended September 30, 2012, June 30, 2012 and September 30, 2011, respectively.
(2) Quarter ended June 30, 2012 included loss from sale of Greek investment securities of $46 million.
(3) Reflected a benefit related to claims associated with the Lehman Brothers bankruptcy.
(4) Quarter ended September 30, 2012 reflected a provision of $60 million for litigation exposure related to asset management and securities lending businesses and a charitable donation of $25 million.
(5) Quarter ended September 30, 2011 reflected a discrete tax benefit of $91 million related to former conduit assets.
(6) Ratios are non-GAAP financial measures. Refer to accompanying reconciliations for additional information.
(7) Included assets under custody of $17.29 trillion, $16.39 trillion and $15.71 trillion, respectively.

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STATE STREET CORPORATION
Earnings Release Addendum

CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
September 30, 2012

	Nine Months Ended		% Change
(Dollars in millions, except per share amounts)	September 30, 2012	September 30, 2011	2012 vs. 2011
Revenue:
Fee revenue	$5,282	$5,527	(4)%
Net interest revenue(1)	1,916	1,727	11
Net gains from sales of investment securities(2)	29	81
Losses from other-than-temporary impairment	(27)	(56)
Total revenue	7,200	7,279	(1)
Provision for loan losses	(1)	1
Expenses:
Expenses from operations	5,191	5,153	1
Claims resolution(3)	(362)	—
Litigation settlement costs and other(4)	107	—
Acquisition and restructuring costs	86	121	(29)
Income tax expense(5)	588	465
Net income	1,591	1,539	3
Net income available to common shareholders	1,551	1,511
Diluted earnings per common share	3.19	3.03	5
Average diluted common shares outstanding (in thousands)	485,813	498,417
Cash dividends declared per common share	$.72	$.54
Return on average common equity	10.7%	10.8%
Net interest margin, fully taxable-equivalent basis	1.63	1.71

(1) Included discount accretion related to former conduit securities of $163 million and $159 million for the nine months ended September 30, 2012 and 2011, respectively.
(2) Nine months ended September 30, 2012 included loss from sale of Greek investment securities of $46 million.
(3) Reflected a benefit related to claims associated with the Lehman Brothers bankruptcy.
(4) Reflected a provision of $60 million for litigation exposure related to asset management and securities lending businesses, $22 million of litigation settlement costs and a charitable donation of $25 million.
(5) Nine months ended September 30, 2011 reflected a discrete tax benefit of $91 million related to former conduit assets.

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STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL RESULTS
Quarters Ended September 30, 2012, June 30, 2012 and September 30, 2011 and Nine Months Ended September 30, 2012 and 2011

	Quarters Ended					Nine Months Ended
(Dollars in millions, except per share amounts)	September 30, 2012	June 30, 2012	September 30, 2011	Q3 2012 vs. Q2 2012	Q3 2012 vs. Q3 2011	September 30, 2012	September 30, 2011	% Change
Fee revenue:
Servicing fees	$1,100	$1,086	$1,106	1%	(1)%	$3,264	$3,325	(2)%
Management fees	251	246	229	2	10	733	715	3
Trading services	232	255	334	(9)	(31)	767	947	(19)
Securities finance	91	143	85	(36)	7	331	288	15
Processing fees and other	45	48	90	(6)	(50)	187	252	(26)
Total fee revenue	1,719	1,778	1,844	(3)	(7)	5,282	5,527	(4)
Net interest revenue:
Interest revenue	730	786	728	(7)	—	2,281	2,181	5
Interest expense	111	114	150	(3)	(26)	365	454	(20)
Net interest revenue(1)	619	672	578	(8)	7	1,916	1,727	11
Gains (losses) related to investment securities, net:
Net gains (losses) from sales of investment securities	24	(14)	15			29	81
Losses from other-than-temporary impairment	(4)	(21)	(25)			(50)	(104)
Losses not related to credit	(2)	8	15			23	48
Gains (losses) related to investment securities, net	18	(27)	5			2	25
Total revenue	2,356	2,423	2,427	(3)	(3)	7,200	7,279	(1)
Provision for loan losses	—	(1)	—			(1)	1
Expenses:
Compensation and employee benefits	916	942	965	(3)	(5)	2,922	2,948	(1)
Information systems and communications	211	208	191	1	10	610	581	5
Transaction processing services	170	172	180	(1)	(6)	523	553	(5)
Occupancy	115	115	119	—	(3)	349	339	3
Claims resolution	(362)	—	—			(362)	—
Litigation settlement costs and other	85	7	—			107	—
Acquisition and restructuring costs	28	37	85	(24)	(67)	86	121	(29)
Other	252	291	258	(13)	(2)	787	732	8
Total expenses	1,415	1,772	1,798	(20)	(21)	5,022	5,274	(5)
Income before income tax expense	941	652	629	44	50	2,179	2,004	9
Income tax expense	267	162	74			588	465
Net income	$674	$490	$555	38	21	$1,591	$1,539	3
Adjustments to net income:
Dividends on preferred stock	$(15)	$(7)	$(6)			$(29)	$(13)
Earnings allocated to participating securities	(5)	(3)	(6)			(11)	(15)
Net income available to common shareholders	$654	$480	$543			$1,551	$1,511
Earnings per common share:
Basic	$1.39	$1.00	$1.11	39	25	$3.23	$3.05	6
Diluted	1.36	.98	1.10	39	24	3.19	3.03	5
Average common shares outstanding (in thousands):
Basic	472,355	481,404	490,840			479,536	495,015
Diluted	480,010	488,518	494,780			485,813	498,417
Consolidated financial results presented above were prepared in conformity with accounting principles generally accepted in the U.S.
(1) Net interest revenue on a fully taxable-equivalent basis was $651 million, $703 million and $610 million for the quarters ended September 30, 2012, June 30, 2012 and September 30, 2011, respectively, and $2.01 billion and $1.82 billion for the nine months ended September 30, 2012 and 2011, respectively. These amounts included tax-equivalent adjustments of $32 million, $31 million and $32 million for the quarters ended September 30, 2012, June 30, 2012 and September 30, 2011, respectively, and $94 million and $96 million for the nine months ended September 30, 2012 and 2011, respectively.

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STATE STREET CORPORATION
Earnings Release Addendum

CONSOLIDATED STATEMENT OF CONDITION

(Dollars in millions, except share amounts)	September 30, 2012	December 31, 2011
Assets
Cash and due from banks	$6,432	$2,193
Interest-bearing deposits with banks	31,583	58,886
Securities purchased under resale agreements	8,264	7,045
Trading account assets	611	707
Investment securities available for sale	107,129	99,832
Investment securities held to maturity	8,360	9,321
Loans and leases (less allowance for losses of $22 and $22)	14,024	10,031
Premises and equipment	1,720	1,747
Accrued income receivable	2,191	1,822
Goodwill	5,650	5,645
Other intangible assets	2,311	2,459
Other assets	16,247	17,139
Total assets	$204,522	$216,827
Liabilities
Deposits:
Noninterest-bearing	$40,963	$59,229
Interest-bearing -- U.S.	11,107	7,148
Interest-bearing -- Non-U.S.	94,219	90,910
Total deposits	146,289	157,287
Securities sold under repurchase agreements	7,933	8,572
Federal funds purchased	169	656
Other short-term borrowings	5,181	4,766
Accrued expenses and other liabilities	17,783	18,017
Long-term debt	6,418	8,131
Total liabilities	183,773	197,429
Shareholders' Equity
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	488	—
Series A, 5,001 shares issued and outstanding	—	500
Common stock, $1 par: 750,000,000 shares authorized; 503,917,643 and 503,965,849 shares issued	504	504
Surplus	9,634	9,557
Retained earnings	11,392	10,176
Accumulated other comprehensive gain (loss)	186	(659)
Treasury stock, at cost (35,090,753 and 16,541,985 shares)	(1,455)	(680)
Total shareholders' equity	20,749	19,398
Total liabilities and shareholders' equity	$204,522	$216,827

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STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER CUSTODY AND ADMINISTRATION, ASSETS UNDER CUSTODY, AND ASSETS UNDER MANAGEMENT
September 30, 2012

(In billions)	September 30, 2012	June 30, 2012	September 30, 2011
Assets Under Custody and Administration
By Product Classification:
Mutual Funds	$5,828	$5,572	$5,117
Collective Funds	4,912	4,597	4,317
Pension Products	5,258	4,955	4,940
Insurance and Other Products	7,443	7,299	7,136
Total Assets Under Custody and Administration	$23,441	$22,423	$21,510
By Servicing Location:
U.S.	$17,066	$16,335	$15,262
Non-U.S.	6,375	6,088	6,248
Total Assets Under Custody and Administration	$23,441	$22,423	$21,510
Assets Under Custody(1)
By Product Classification:
Mutual Funds	$5,619	$5,366	$4,955
Collective Funds	3,853	3,562	3,275
Pension Products	4,016	3,774	3,785
Insurance and Other Products	3,799	3,685	3,699
Total Assets Under Custody	$17,287	$16,387	$15,714
By Servicing Location:
U.S.	$12,919	$12,273	$11,498
Non-U.S.	4,368	4,114	4,216
Total Assets Under Custody	$17,287	$16,387	$15,714
Assets Under Management
Passive:
Equities	$727	$688	$596
Fixed-Income	295	223	287
Exchange-Traded Funds(2)	336	305	247
Other(3)	199	195	188
Total Passive	1,557	1,411	1,318
Active:
Equities	51	47	47
Fixed-Income	18	18	19
Other	56	53	43
Total Active	125	118	109
Cash	383	379	428
Total Assets Under Management	$2,065	$1,908	$1,855

(1) Assets under custody are a component of assets under custody and administration presented above.
(2) Includes SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.
(3) Includes currency, alternatives, assets passed to sub-advisors and multi-asset class solutions.

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STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION
Quarters Ended September 30, 2012, June 30, 2012 and September 30, 2011

     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, in order to highlight comparable financial trends and other characteristics with respect to State Street’s ongoing business operations from period to period. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

    Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared and reported in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

      This earnings release addendum includes financial information presented on a GAAP as well as on an operating basis, and provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the earnings release to financial information prepared and reported in conformity with GAAP.

		Quarters Ended			% Change
(Dollars in millions, except per share amounts)		September 30, 2012	June 30, 2012	September 30, 2011	Q3 2012 vs. Q2 2012	Q3 2012 vs. Q3 2011
Total Revenue:
Total revenue, GAAP basis		$2,356	$2,423	$2,427	(2.8)%	(2.9)%
Add:	Net interest revenue adjustment (see below)	32	31	32
	Loss on sale of Greek investment securities	—	46	—
Less:	Net interest revenue adjustment (see below)	(40)	(74)	(46)
Total revenue, operating basis(1) (2)		$2,348	$2,426	$2,413	(3.2)	(2.7)

Net Interest Revenue:
Net interest revenue, GAAP basis		$619	$672	$578	(8)	7
Add:	Tax-equivalent adjustment not included in reported results	32	31	32
Less:	Discount accretion related to former conduit securities	(40)	(74)	(46)
Net interest revenue, operating basis		$611	$629	$564	(3)	8

Gains (Losses) Related to Investment Securities, net:
Gains (losses) related to investment securities, net, GAAP basis		$18	$(27)	$5
Add:	Loss on sale of Greek investment securities	—	46	—
Gains (losses) related to investment securities, net, operating basis		$18	$19	$5

Expenses:
Total expenses, GAAP basis		$1,415	$1,772	$1,798	(20.1)	(21.3)
Add:	Benefit related to claims associated with Lehman bankruptcy	362	—	—
Less:	Litigation settlement costs and other	(85)	(7)	—
	Acquisition costs	(13)	(15)	(20)
	Restructuring charges	(15)	(22)	(65)
Total expenses, operating basis(1) (2)		$1,664	$1,728	$1,713	(3.7)	(2.9)

(1) For the quarters ended September 30, 2012 and June 30, 2012, positive operating leverage in the quarter-over-quarter comparison was approximately 50 basis points, based on a decrease in total operating-basis revenue of 3.2% and a decrease in total operating-basis expenses of 3.7%.
(2) For the quarters ended September 30, 2012 and 2011, positive operating leverage in the year-over-year comparison was approximately 20 basis points, based on a decrease in total operating-basis revenue of 2.7% and a decrease in total operating-basis expenses of 2.9%.

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STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)
Quarters Ended September 30, 2012, June 30, 2012 and September 30, 2011

		Quarters Ended			% Change
(Dollars in millions, except per share amounts)		September 30, 2012	June 30, 2012	September 30, 2011	Q3 2012 vs. Q2 2012	Q3 2012 vs. Q3 2011
Income Tax Expense:
Income tax expense, GAAP basis		$267	$162	$74
Add:	Tax-equivalent adjustment not included in reported results	32	31	32
Less:	Net tax effect of non-operating adjustments	(107)	2	107
Income tax expense, operating basis		$192	$195	$213

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis		$654	$480	$543	36	20
Net after-tax effect of non-operating adjustments to net interest revenue, net gains (losses) related to investment securities, expenses and income tax expense		(181)	14	(67)
Net income available to common shareholders, operating basis		$473	$494	$476	(4)	(1)

Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis		$1.36	$.98	$1.10	39	24
Add:	Loss on sale of Greek investment securities	—	.06	—
	Litigation settlement costs and other	.11	.01	—
	Acquisition costs	.02	.02	.02
	Restructuring charges	.02	.03	.08
Less:	Benefit related to claims associated with Lehman bankruptcy	(.46)	—	—
	Effect on income tax rate of non-operating adjustments	(.01)	—	—
	Discount accretion related to former conduit securities	(.05)	(.09)	(.06)
	Discrete tax benefit related to former conduit securities	—	—	(.18)
Diluted earnings per common share, operating basis		$.99	$1.01	$.96	(2)	3

Return on Average Common Equity:
Return on average common equity, GAAP basis		13.3%	10.0%	11.2%
Add:	Loss on sale of Greek investment securities	—	0.6	—
	Litigation settlement costs and other	1.0	0.1	—
	Acquisition costs	0.2	0.2	0.2
	Restructuring charges	0.2	0.3	0.8
Less:	Benefit related to claims associated with Lehman bankruptcy	(4.4)	—	—
	Effect on income tax rate of non-operating adjustments	(0.2)	—	—
	Discount accretion related to former conduit securities	(0.5)	(0.9)	(0.6)
	Discrete tax benefit related to former conduit securities	—	—	(1.8)
Return on average common equity, operating basis		9.6%	10.3%	9.8%

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STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)
Nine Months Ended September 30, 2012 and 2011

		Nine Months Ended September 30,		% Change
(Dollars in millions, except per share amounts)		2012	2011	2012 vs. 2011
Total Revenue:
Total revenue, GAAP basis		$7,200	$7,279	(1.1)%
Add:	Net interest revenue adjustment (see below)	93	96
	Loss on sale of Greek investment securities	46	—
Less:	Net interest revenue adjustment (see below)	(162)	(159)
Total revenue, operating basis(1)		$7,177	$7,216	(0.5)

Net Interest Revenue:
Net interest revenue, GAAP basis		$1,916	$1,727	11
Add:	Tax-equivalent adjustment not included in reported results	93	96
Less:	Discount accretion related to former conduit securities	(162)	(159)
Net interest revenue, operating basis		$1,847	$1,664	11

Gains (Losses) Related to Investment Securities, net:
Gains (losses) related to investment securities, net, GAAP basis		$2	$25
Add:	Loss on sale of Greek investment securities	46	—
Gains (losses) related to investment securities, net, operating basis		$48	$25	92

Expenses:
Total expenses, GAAP basis		$5,022	$5,274	(4.8)
Add:	Benefit related to claims associated with Lehman bankruptcy	362	—
Less:	Litigation settlement costs and other	(107)	—
	Acquisition costs	(41)	(46)
	Restructuring charges	(45)	(75)
Total expenses, operating basis(1)		$5,191	$5,153	0.7

(1) For the nine months ended September 30, 2012 and 2011, negative operating leverage in the year-over-year comparison was approximately 120 basis points, based on a decrease in total operating-basis revenue of 0.5% and an increase in total operating-basis expenses of 0.7%.

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STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)
Nine Months Ended September 30, 2012 and 2011
		Nine Months Ended September 30,		% Change
(Dollars in millions, except per share amounts)		2012	2011	2012 vs. 2011
Income Tax Expense:
Income tax expense, GAAP basis		$588	$465
Add:	Tax-equivalent adjustment not included in reported results	93	96
Less:	Net tax effect of non-operating adjustments	(110)	76
Income tax expense, operating basis		$571	$637

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis		$1,551	$1,511	3
Net after-tax effect of non-operating adjustments to net interest revenue, net gains (losses) related to investment securities, expenses and income tax expense		(174)	(113)
Net income available to common shareholders, operating basis		$1,377	$1,398	(2)

Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis		$3.19	$3.03	5
Add:	Loss on sale of Greek investment securities	.06	—
	Litigation settlement costs and other	.14	—
	Acquisition costs	.06	.05
	Restructuring charges	.06	.09
Less:	Benefit related to claims associated with Lehman bankruptcy	(.45)	—
	Effect on income tax rate of non-operating adjustments	(.03)	—
	Discount accretion related to former conduit securities	(.20)	(.19)
	Discrete tax benefit related to former conduit securities	—	(.18)
Diluted earnings per common share, operating basis		$2.83	$2.80	1

Return on Average Common Equity:
Return on average common equity, GAAP basis		10.7%	10.8%
Add:	Loss on sale of Greek investment securities	0.2	—
	Litigation settlement costs and other	0.5	—
	Acquisition costs	0.2	0.2
	Restructuring charges	0.2	0.3
Less:	Benefit related to claims associated with Lehman bankruptcy	(1.5)	—
	Effect on income tax rate of non-operating adjustments	(0.1)	—
	Discount accretion related to former conduit securities	(0.7)	(0.7)
	Discrete tax benefit related to former conduit securities	—	(0.6)
Return on average common equity, operating basis		9.5%	10.0%

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STATE STREET CORPORATION
Earnings Release Addendum
REGULATORY CAPITAL
September 30, 2012

     This earnings release addendum includes capital ratios in addition to, or adjusted from, those calculated in accordance with currently applicable regulatory requirements. These include capital ratios based on tangible common equity and tier 1 risk-based common capital, as well as capital ratios adjusted to reflect our estimate of the impact of the proposed Basel III capital requirements. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently evaluates the non-GAAP capital ratios presented in this earnings release addendum to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and evolving regulatory requirements. Management believes that the use of the non-GAAP capital ratios described in this earnings release addendum similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The total risk-based capital, tier 1 risk-based capital and tier 1 leverage ratios, as applicable, are each calculated in accordance with currently applicable regulatory requirements. The total risk-based capital, tier 1 risk-based capital and tier 1 leverage ratios are used regularly by bank regulatory authorities to evaluate State Street's capital adequacy. The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides additional context for understanding and assessing State Street's capital adequacy. The tier 1 risk-based common, or tier 1 common, ratio is used by the Federal Reserve in connection with its capital assessment and review programs.

     The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by bank regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. Reconciliations with respect to the calculation of the TCE ratio as of September 30, 2012 and December 31, 2011 are provided in this earnings release addendum.

     The tier 1 common ratio is calculated by dividing (a) tier 1 risk-based capital, which is calculated in accordance with currently applicable regulatory requirements, less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities, by (b) total risk-weighted assets, which assets are calculated in accordance with currently applicable regulatory requirements. The tier 1 common ratio is not required by GAAP or on a recurring basis by bank regulations. Management is currently monitoring this ratio, along with the other capital ratios described in this earnings release addendum, in evaluating State Street’s capital levels and believes that, at this time, the ratio may be of interest to investors. Reconciliations with respect to the tier 1 common ratios as of September 30, 2012 and December 31, 2011 are provided in this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in accordance with currently applicable regulatory requirements.

	As of
(Dollars in millions)	September 30, 2012	December 31, 2011
RATIOS:
Tier 1 risk-based capital	19.8%	18.8%
Total risk-based capital	21.3%	20.5
Tier 1 leverage	7.6	7.3

Supporting Calculations:

Tier 1 risk-based capital	$14,253	$13,644
Total risk-weighted assets	72,106	72,418
Tier 1 risk-based capital ratio	19.8%	18.8%

Total risk-based capital	$15,364	$14,842
Total risk-weighted assets	72,106	72,418
Total risk-based capital ratio	21.3%	20.5%

Tier 1 risk-based capital	$14,253	$13,644
Adjusted quarterly average assets	187,612	186,336
Tier 1 leverage ratio	7.6%	7.3%

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STATE STREET CORPORATION
Earnings Release Addendum
Reconciliations of Tangible Common Equity and Tier 1 Common Ratios
September 30, 2012

The following table presents the calculations of State Street's ratios of tangible common equity to total tangible assets and its ratios of tier 1 common capital to total risk-weighted assets.

		As of
(Dollars in millions)		September 30, 2012	December 31, 2011
Consolidated Total Assets		$204,522	$216,827
Less:
Goodwill		5,650	5,645
Other intangible assets		2,311	2,459
Excess reserves held at central banks		25,225	50,094
Adjusted assets		171,336	158,629
Plus deferred tax liabilities		697	757
Total tangible assets	A	$172,033	$159,386
Consolidated Total Common Shareholders' Equity		$20,261	$18,898
Less:
Goodwill		5,650	5,645
Other intangible assets		2,311	2,459
Adjusted equity		12,300	10,794
Plus deferred tax liabilities		697	757
Total tangible common equity	B	$12,997	$11,551
Tangible common equity ratio	B/A	7.6%	7.2%
Tier 1 Risk-based Capital		$14,253	$13,644
Less:
Trust preferred securities		950	950
Preferred stock		488	500
Tier 1 common capital	C	$12,815	$12,194
Total risk-weighted assets	D	$72,106	$72,418
Ratio of tier 1 common capital to total risk-weighted assets	C/D	17.8%	16.8%

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STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATION OF TIER 1 COMMON RATIO
September 30, 2012

The following table reconciles State Street's tier 1 common ratio, calculated in accordance with currently applicable regulatory guidelines, to State Street's estimated tier 1 common ratio calculated in accordance with the U.S. Basel III Notices of Proposed Rulemaking, or NPRs, as State Street currently understands the impact of those proposed requirements.

(Dollars in millions)	Currently Applicable Regulatory Requirements(1)		Basel III NPRs with Impact of SSFA(2)	Basel III NPRs with SSFA, Run-Off/Reinvestment and GSAS(3)

Tier 1 risk-based capital	$14,253	A	$13,710	$13,160
Less:
Trust preferred securities	950		713	713
Preferred stock	488		488	488
Plus:
Other	—		60	60
Tier 1 common capital	12,815	B	12,569	12,019

Total risk-weighted assets	72,106	C	111,353	101,098

Tier 1 common ratio	17.8%	B/C	11.3%	11.9%

(1)The tier 1 common ratio was calculated by dividing (a) tier 1 risk-based capital, calculated in accordance with currently applicable regulatory requirements, less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities (tier 1 common capital) by (b) total risk-weighted assets, calculated in accordance with currently applicable regulatory requirements.

In June 2012, U.S. banking regulators issued three concurrent NPRs. These NPRs propose to revise the current U.S. regulatory capital framework and incorporate previous changes made by the Basel Committee on Banking Supervision to the Basel capital framework. The NPRs also propose to implement relevant provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act and restructure the U.S. capital rules into a harmonized, codified regulatory capital framework. The NPRs are currently in a comment period, with comments due on October 22, 2012.

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Footnotes (2) and (3) below describe State Street's estimated tier 1 common ratio as it would be affected by the NPRs, primarily the application of the Simplified Supervisory Formula Approach, or SSFA, as well as the estimated effect of anticipated run-off and reinvestment through December 2014 and the estimated effect of the acquisition of Goldman Sachs Administration Services, or GSAS, which was completed on October 15, 2012, all as of September 30, 2012. These estimates are subject to change based on regulatory clarifications, further analysis, the results of industry comment on the NPRs and other factors.

(2)For purposes of the calculations in accordance with the NPRs, capital and total risk-weighted assets were calculated using State Street’s estimates, based on the provisions of the NPRs expected to affect capital beginning in 2013. The tier 1 common ratio was calculated by dividing (a) tier 1 common capital (as described in footnote (1)), but with tier 1 risk-based capital calculated in accordance with the NPRs, by (b) total risk-weighted assets, calculated in accordance with the NPRs. While U.S. banking regulators have published the NPRs, there remains considerable uncertainty concerning the timing for finalization and implementation of Basel III in the U.S. When finalized, the proposed rules may reflect modifications or adjustments. Therefore, State Street’s current understanding of the NPRs, as reflected above, may differ from the ultimate application upon implementation of Basel III in the U.S.

• Tier 1 risk-based capital decreased by $543 million, as a result of applying the estimated effect of the NPRs to tier 1 risk-based capital of $14.253 billion as of September 30, 2012.
• Tier 1 common capital used in the calculation of the tier 1 common ratio was $12.569 billion, reflecting the adjustments to tier 1 risk-based capital described in the first bullet above. Tier 1 common capital used in the calculation was therefore calculated as adjusted tier 1 risk-based capital of $13.710 billion less non-common elements of capital, composed of trust preferred securities of $713 million and preferred stock of $488 million, plus other adjustments of $60 million, as of September 30, 2012, resulting in tier 1 common capital of $12.569 billion. As of September 30, 2012, there was no qualifying minority interest in subsidiaries.
• Total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $39.247 billion as a result of applying the provisions of the NPRs, primarily the estimated impact of the SSFA, to total risk-weighted assets of $72.106 billion as of September 30, 2012.

(3)Presents ratios calculated in accordance with the NPRs, as described in footnote (2), and incorporates the effect of anticipated run-off of investment securities as they mature or pay down and are replaced by subsequent reinvestment into new securities from July 2012 through December 2014, and the estimated effect of the acquisition of GSAS. The effect of the GSAS acquisition is estimated to reduce tier 1 risk-based capital and tier 1 common capital by $550 million, from $13.710 billion to $13.160 billion. The net impact of run-off and subsequent reinvestment and the GSAS acquisition is estimated to reduce total risk-weighted assets by $10.255 billion, from $111.353 billion to $101.098 billion.

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